Exhibit 99.1

 Raymond James Institutional Investors Conference  Scott W. Wine, Chairman & CEO  March 7, 2017  POLARIS INDUSTRIES INC.

  1954 Year Polaris was Founded ~10,000 Employees Worldwide 19 Manufacturing Locations 5 Research & Development Centers ~1,800 Dealers In North America ~1,700 Dealers Outside North America ~370,000 Units Shipped Worldwide in 2016 >100 Countries – Polaris Products Sold   POLARIS AT A GLANCE    *2012-2015 EPS from Continuing Operations; 2016-2017 Net Income & EPS “Adjusted” - See GAAP Reconciliation Schedule in Appendix  EPS*  $6.752%  $4.25 TO $4.5022% TO 29%  $4.4038%  $5.4023%  $6.6523%  $3.4848%  10% to 13% $4,950 to $5,100  RJames 3-7-17  2

POLARIS WE ARE POLARIS

2016 YEAR IN REVIEW

CHALLENGES

Recalls
13 safety bulletins / majority of $120M charge

Oil/Ag Industry
Oil ↓ mid-teens % / Ag ↓ mid-single digits %

Currency Negative
Pre-tax Profit ↓ ~40 million

ORV Share Loss
↓ 2+ points

Dealer Sentiment ↓

SUCCESSES

Indian Retail Growth
↑ 20%+ year-over-year

VIP / Factory Inventory
+$150M Gross VIP; Factory Inventory ↓ $110M*

Transamerican Auto Parts
~$750M Truck & Jeep Aftermarket Accessories

New Safety & Quality Organization
Record recall effectiveness: *RZR* Turbo >85%

Huntsville Plant Start-up
On time / on budget

**excluding acquisitions*

2016 DIFFICULT YEAR; MANY LESSONS LEARNED

RJames 3-7-17 3

 POWERSPORTS MARKET SHARE LEADER    Honda  Harley  Yamaha  Kawasaki  Can Am    Other  RJames 3-7-17  4  Note: Amounts based on industry data & Company estimates

   POLARIS 2017 – A MORE DIVERSE COMPANY  2017 Expectations*  2008  OVER $1 BILLION INVESTED IN ACQUISITIONS SINCE 2008  RJames 3-7-17  5  Global AdjacentMarkets  Motorcycles  Off-RoadVehicles/Snow  *Based on mid-point of 2017 Guidance Range  Aftermarket  Motorcycles  Off-RoadVehicles/Snow  2008  >>  2010  2011  2012  2013  2014  2015  2016                    Private Limited  TOTAL COMPANY SALES$5.0* BILLION  TOTAL COMPANY SALES$1.9 BILLION

 6  RJames 3-7-17      Strategic Objectives   >$8 Billion by 2020  12% CAGR  >10% of Sales by 2020   13% CAGR  Best in Powersports PLUS 5-8% annual organic growthGrowth through Adjacencies >$2B from acquisitions & new marketsGlobal Market Leadership >33% of Polaris revenueLEAN Enterprise is Competitive Advantage Significant Quality, Delivery & Cost ImprovementStrong Financial Performance Sustainable, profitable growth Net Income Margin >10%            = Under Review  VISION & STRATEGY REMAIN UNCHANGED, REVIEWING FINANCIAL GOALS GIVEN RECENT PERFORMANCE  2016-2020 Required CAGR 15%  2016-2020 Required CAGR 39%

POLARIS
WE ARE POLARIS

OFF-ROAD VEHICLES (ORV) / SNOWMOBILES


POLARIS
GENERAL

POLARIS RANGER
POLARIS RZR
POLARIS SPORTSMAN
POLARIS ACE

RMK
INDY
SWITCHBACK
RUSH
TIMBERSLED


NEW! MY'18
Polaris Titan®

2017 FOCUS AREAS

Move Past Recalls
Continuous Improvement in Safety & Quality

Improve Market Share Trajectory
RANGER, RZR, ATV and Snowmobiles

Aggressively Market Portfolio
Increased Advertising / Targeted Promotions

Deliver Better Service & Improve Distribution

Drive Accelerated Product Innovation

REGAINING FOOTING AS LEADING POWERSPORTS MANUFACTURER

RJames 3-7-17
7

 Technology      Configurator  RJames 3-7-17  8

 VICTORY WIND DOWN  25 Industry Awards  Industry-Leading NPS 74.4  Passionate Riders  Laid Foundation for  1998 - 2016  RJames 3-7-17  9  EXPERIENCE AND KNOWLEDGE GAIN INVALUABLE

 INDIAN MOTORCYCLE  10  RJames 3-7-17  GROW AMERICA’S OLDEST MOTORCYCLE BRAND  Drive Awareness  Continue to Grow Share  Introduce Differentiated Product  Build Brand Partnerships  Reignite Indian Factory Racing  NEW MY’18 Indian Roadmaster® Classic  2017 FOCUS AREAS

 SLINGSHOT  Increase Awareness of Brand & Lifestyle  Fuel Slingshot Customization  Utilize Partnerships/Influencers to Amplify the Brand  Slingshot Racing in 2017  2017 FOCUS AREAS  RJames 3-7-17  11  BUILD BRAND AWARENESS – GROW PROFITABILITY

POLARIS

WE ARE POLARIS

INTERNATIONAL

2016 Sales by Region

2016 SALES

$652

MILLION


EMEA
FLAT
(CC +1%)
Asia Pacific
(includes Australia/New Zealand)
-5%
(CC -3%)
Latin America
+12%
(CC +27%)

CC = Constant Currency

2017 FOCUS AREAS

Regain Off-Road Momentum
- Defend/Grow #1 Market Share

Grow Motorcycles Aggressively
- Indian/Slingshot

Maximize Mexico – All Product Lines
- Mexico Up 30%+ in 2016

Drive Global Synergies
- Operations/Aftermarket/Adjacent Markets

CONTINUE TO BUILD INTERNATIONAL BUSINESS FOUNDATION

RJames 3-7-17

12

 TRANSAMERICAN AUTO PARTS (TAP)  Founded in 1961; Acquired Nov. 2016  Leader in Truck & Jeep Aftermarket  Vertically Integrated Model  7 Leading Brands  77 Retail 4-WHEEL PARTS Stores  Omni-channel with Strong E-Commerce Platform    FY 2016 Sales by Channel  Wholesale  E-Commerce/Direct  Retail Stores  RJames 3-7-17  13  2016 REVENUE OF ~$750 MILLION - PROFITABLE

 SAFETY, QUALITY & INNOVATION  R&D Investment  DRIVING FOR BEST-IN-INDUSTRY PRODUCT INOVATION, SAFETY & QUALITY FOR CUSTOMERS  14  Innovation Vitality Index*  2017 FOCUS AREAS  Established Central Safety & Quality TeamGDP goal in 2017  Proactive Safety Engineering & Product Plan  Significant Increase In R&D  RJames 3-7-17  ($ in millions)  Up mid-teens %  *Sales of products introduced in past 3 years

 LEAN  Inventory Reduction  LEAN JOURNEY ACCELERATING – BECOMING STANDARD OPERATING PRACTICES  15  Value Improvement Process (VIP)  2017 FOCUS AREAS  RFM Go-to-Market Process for SxS  Material Flow / Plant Capabilities lead times /  inventory / on-going VIP savings  Product Development Process (PDP)Improved quality with Polaris speed/innovation  LEAN Business ProcessesMore value / less waste throughout organization  Flattish  -8%  RJames 3-7-17  ($110)  *excluding acquisitions  ($ in millions)  ($ in millions)  (Units)  (in dollars)

 16  RJames 3-7-17  CLOSING COMMENTS  Get Back to #1 in Quality  Accelerate Product Innovation  Play Offense... Aggressively: Protect Share  Successfully Integrate TAP  Improve the Dealer Channel and Relationships  Meet Our Commitments – Financial, Operational  Quality, Product Innovation and Aggressively Defending in 2017

POLARIS WE ARE POLARIS

APPENDICES

NON-GAAP INFORMATION DISCLOSED IN THIS PRESENTATION

POLARIS CUSTOMER USAGE PROFILES

2017 FULL YEAR GUIDANCE – SALES & EPS

2017 FULL YEAR GUIDANCE BY SEGMENTS

GROSS PROFIT MARGIN GUIDANCE

OTHER FULL YEAR 2017 EXPECTATIONS

N.A. POWERSPORTS RETAIL SALES

N.A. DEALER INVENTORY

INCOME FROM FINANCIAL SERVICES

2016 POLARIS FINANCIAL POSITION

2016 PG&A / INTERNATIONAL

MANUFACTURING LOCATIONS

GAAP / NON-GAAP RECONCILIATION SCHEDULES

SAFE HARBOR

RJames 3-7-17 17

 NON-GAAP INFORMATION DISCLOSED IN THIS PRESENTATION  18  RJames 3-7-17    Throughout this presentation, the word “Adjusted” is used to refer to GAAP results minus the following: TAP inventory step-up purchase accountingTAP acquisition costs and integration expensesImpacts associated with the Victory wind downBeginning in 2017 a new reporting segment called “Aftermarket” was established which includes TAP plus our five aftermarket brands; 509, Klim, Kolpin, Pro Armor and Trail Tech, that were previously included in the ORV/Snowmobiles and Motorcycles reporting segments. 2016 sales and gross profit results will be reclassified to account for the fourth segment beginning in 2017 for comparison purposes.See “GAAP / NON-GAAP RECONCILIATION SCHEDULES” included in the appendix of this presentation.

POLARIS WE ARE POLARIS

POLARIS CUSTOMER USAGE PROFILES

Off-Road Vehicles


Desert/Dunes
Trail Riding
Hunt/Fish
Farm/Ranch
Private Property Maintenance

Motorcycles


Die-Hard "Biker"
Motorcycle Enthusiast
Show-off Rider
Commuter Rider
Weekend Rider

Snowmobiles


On/Off Trail Recreation/ Utility
Trail/ Touring
Off-Trail/ Deep Snow

	RANGER	RZR	GENERAL	SPORTSMAN	ACE	Indian Motorcycle	Slingshot	RMK, INDY, RUSH, SWITCHBACK
AVERAGE AGE	50	43	44	43	47	52	56	42
INCOME	~$100k	~$100k	--	~$90k	~$90k	~$100k - $125k	$160k	~$90k
MALE	91%	91%	98%	87%	75%	90%	95%	90%
FEMALE	*9%*	*9%*	*2%*	*13%*	*25%*	*10%*	*5%*	*10%*
PRIMARY USE	Work & Play Farm/Ranch Property Maint. Rec/Trail Hunt	Mostly Play Rec/Trail Dunes Property	Play & Work Rec/Trail Property Farm/Ranch	Work & Play Rec/Trail Property Maint. Hunt	Rec/Trail Hunt Utility	Cruising, Day trips around town Commute	Cruising, Day trips, Commute	Recreation on & off trail

MY15, except GENERAL (MY16)

RJames 3-7-17

19

POLARIS

WE ARE POLARIS

2017 FULL YEAR GUIDANCE

Total Company Sales


($ in millions)
$4,517
$665 to $690
~($175)
(1%) to +1%
2016 Adj. Sales
~$4,250
(Excl. Victory/TAP/FX)
+10% to +13%
$4,950 to $5,100
FY 2016 Sales
TAP
Victory Exit /FX
Organic Sales*
FY 2017 Sales Guidance

- Powersports market weak
- Organic revenue expectations +1% to -1%
- TAP FY'17 = $775 to $800
- Victory wind down / FX headwinds

* Organic sales represents revenue excluding TAP, Victory sales and the effects of FX

** See appendix for discussion regarding non-GAAP adjustments excluded from 2017 guidance

Total Company Adjusted** EPS


$3.48
$.25 to $.30
$.50 to $.60
($.08) to $.22
+22% to +29%
$4.25 to $4.50
FY 2016 Adjusted EPS
TAP
FX/ Non-Recurring Warranty/R&D/ Variable Comp (Net)
VIP/ Volume/ Mix/Promo
FY 2017 Adjusted EPS Guidance

+ $120M non-recurring warranty, legal and other recall related
+ TAP accretive in 2017 approx. 25¢ to 30¢
+ VIP drives positive results
+ Opportunity to drive organic volume growth

– Increased R&D – up mid-teens %; quality & innovation
– Higher promotional costs
– Negative FX impact
– Higher variable compensation costs

2017 SALES & EARNINGS GUIDANCE UP YEAR-OVER-YEAR ON ADJUSTED BASIS

RJames 3-7-17

20

POLARIS WE ARE POLARIS

2017 FULL YEAR GUIDANCE BY SEGMENTS

($ in millions)

ORV/Snowmobiles	Motorcycles	Global Adjacent Markets	Aftermarket
RANGER, GENERAL, RZR, SPORTSMAN, ACE, RMK, INDY, RUSH, SWITCHBACK, TIMBERSLED	Indian Motorcycle, Slingshot	Polaris Work & Transportation, GEM, Aixam, Mega, Goupil, Brutus, Bobcat, Ariens, Gravely, Polaris Defense, Taylor-Dunn	Transamerican Auto Parts, Klim, 509, Pro Armor, Kolpin, Trail Tech


$3,284
PG&A
Snow
ORV
FY 2016 Reclassified (1)
Down low-single digits %
PG&A
Snow
ORV
FY 2017 Guidance
$699
PG&A
Victory Indian Slingshot
FY 2016 Reclassified (1)
Down low-double digits % (2)
PG&A
Indian Slingshot
FY 2017 Guidance
$342
PG&A
W&T Defense
FY 2016 Reported
Up low-single digits %
PG&A
W&T Defense
FY 2017 Guidance
$192
FY 2016 Reclassified
Up Significantly
2017 Guidance

(1) Full Year 2016 sales have been reclassified to account for new Aftermarket segment reporting which includes aftermarket brands previously reported in their respective segments

(2) On a comparable basis, motorcycle expectations is "Up low-double digits %" in 2017 after adjusting for Victory wholegood sales reported in 2016

AFTERMARKET SEGMENT ADDITION IN 2017 TO INCLUDE TAP + OTHER AFTERMARKET BRANDS

RJames 3-7-17 21

 Adjusted** Gross Margin 2017 Guidance  Adjusted* Gross Margin FY 2016  22  RJames 3-7-17  Adjusted* Gross Margin Q4 2016  2017 GROSS MARGIN IMPROVEMENT DRIVEN PRIMARILY BY VIP & 2016 NON-RECURRING EVENTS  GROSS PROFIT MARGIN GUIDANCE  Increase up to ~180 bps  KEY:  Improvement  Headwind  Neutral   * See appendix for non-GAAP reconciliations** See appendix for discussion regarding non-GAAP adjustments excluded from 2017 guidance   Product Mix VIP Acquisitions   Promos / Incentives Warranty FX     VIP Product Mix   Warranty Promos / Incentives FX   VIP One-time warranty   FX Promos / Incentives Product mix  GM by Segment  Q4 2015  Q4 2016  ORV/Snow  30.5%  28.6%  Motorcycles  14.8%  1.5%  Adjacent Markets  27.4%  29.5%  GM by Segment  FY 2015  FY 2016  ORV/Snow  32.1%  27.7%  Motorcycles  13.9%  12.9%  Adjacent Markets  27.0%  27.8%  GM by Segment  2017 Expectations    ORV/Snow        Motorcycles        Adjacent Markets       Aftermarket   

POLARIS WE ARE POLARIS

OTHER FY 2017 EXPECTATIONS

Adjusted operating expenses: increase mid-teens % (slight increase as a % of sales)

- ⬆ R&D
- ⬇ Legal and other related costs
- ⬆ Operating expense from acquired companies
- ⬆ Variable compensation

Income from financial services: down ~10% due to lower dealer inventory levels

Interest expense: more than double due to TAP acquisition funding

Income taxes: approximately 34.5% of pretax profits

International sales: about flat with 2016 on a constant currency basis

PG&A: up low-single digits %

Diluted shares outstanding: approximately flat

Operating cash flow: down significantly

RJames 3-7-17 23

POLARIS
WE ARE POLARIS

N.A. POWERSPORTS RETAIL SALES

Polaris Retail Sales & Market Share

Retail % change, # vehicle units


+5%
-6%
-4%
-5%
Q4 2015
Q4 2016
FY 2015
FY 2016

Consolidated Market Share in Units Using Total Motorcycle Industry


POLARIS
2010
2011
2012
2013
2014
2015
2016

Q4'16 Retail Sales by Business (vs. Q4'15)

(# vehicle units)	POLARIS	INDUSTRY
Off-Road Vehicles	⬇ mid-single digits %	~flat*
Side-by-Sides ATVs	⬇ low-single digits % ⬇ high-single digits %	
Motorcycles (900cc & above)	⬇ mid-single digits %	⬇ low-single digits %
Snowmobiles	⬇ about 1%	~flat

*estimated

Polaris N.A. retail down 4% for Q4 2016 vs. Q4 2015

Indian Motorcycle retail up about 20% in Q4, total motorcycles down, primarily Slingshot

ORV down; *RZR* recall disruptions, competition and weak ATV industry

North American Industry retail trends continued soft

Oil/Gas, Ag remain weak

MARKETS REMAIN WEAK / VOLATILE

RJames 3-7-17
24

POLARIS
WE ARE POLARIS

N.A. DEALER INVENTORY

Polaris N.A. Total Dealer Inventory


2016
2015
2014
-8%
Q1
Q2
Q3
Q4

Q4 Total N.A. Dealer Inventory


-10%
+2%
-3%
+3%
-8%
Q4 2015
Existing ORV Models
New ORV Models
Snowmobiles
Motorcycles
Q4 2016

Polaris Q4 2016 N.A. dealer inventory down 8% vs. Q4 2015

- ORV down 11% year-over-year
- Motorcycles up ~30% as expected, inventory at appropriate RFM levels
- Snowmobiles down, as expected

Dealer inventory levels ongoing priority – SxS moving to RFM in 2017

DEALER INVENTORY LEVELS FINISHED AS EXPECTED

RJames 3-7-17
25

 Retail Credit  Wholesale Credit PA Receivables  26  RJames 3-7-17  Income from Financial Services  PORTFOLIO REMAINS HEALTHY  INCOME FROM FINANCIAL SERVICES  2017 financial services expectations: down ~10% due to lower dealer inventory levels Q4 and FY income from financial services up – volume related, higher penetration rates & extended service contracts  7%$19.3  13%$78.5  8%$1,206.9  $1,305.3  ($ millions)  ($ millions)  Approval Rate  Penetration Rate

 2016 POLARIS FINANCIAL POSITION  27  RJames 3-7-17  Capital Summary December 2016  Cash Drivers      Fav/(Unfav)Dec 2015  Cash  $ 127  -18%  Debt /Capital Lease Obligations  $1,142  +147%  Shareholders’ Equity  $ 867  -12%  Total Capital  $2,009  +39%  Debt to Total Capital   57%  (-25%)  2015Operating cash flow upFactory inventory down significantly year-over-year, excluding acquisitionsCap Ex expected to be lower than 2016Operating cash flow expected to be down significantly – timing of accrual payments and Victory wind down  Operating Cash Flow  FINANCIAL POSITION REMAINS SOLID  Down significantly     ($ millions)  ($ millions)  ($ millions)  Expectations  FY 2016 Summary  2017 Expectations

 International  Parts, Garments & Accessories (PG&A)*    28  RJames 3-7-17  Q4 2016 SUPPLEMENTAL SALES PERFORMANCE  Motorcycles  Global Adjacent Markets (GAM)  Snowmobiles  Motorcycles  Global Adjacent Markets (GAM)  Apparel   8%  23%  LatinAmerica  24%  21%   7%   7%   6%   2%   4%   2%   6%  16%   2%  Q4 Sales 9% to 214.4 Million  ∆ from Q4'15  ∆ from Q4'15  Q4 Sales 2% to $178.2 Million (~flat constant currency)  ∆ from Q4'15  ∆ from Q4'15  *Does not include TAP

POLARIS
WE ARE POLARIS

MANUFACTURING LOCATIONS


Spearfish
SOUTH DAKOTA
Motorcycle Paint
Roseau
MINNESOTA
Snow, ATV, SxS
1) Spirit Lake &
2) Milford, IOWA
Motorcycles,
SxS, ACE, GEM
Osceola
WISCONSIN
Engines
Sandpoint
IDAHO
Timbersled
Cuyahoga Falls
OHIO
Kolpin
Anaheim,
CALIFORNIA
Taylor-Dunn
1) Chula Vista, CA
2) Banning, CA
CALIFORNIA
Transamerican
Auto Parts
Monterrey
MEXICO
SxS, Engines
Huntsville
ALABAMA
SxS, Slingshot
Riverside,
CALIFORNIA
Pro Armor
Bourran
FRANCE
Goupil
1) Chanas &
2) Aix-les-Bains
FRANCE
Aixam Mega
Opole
POLAND
ATV, SxS
Shanghai,
CHINA
Hammerhead
Jaipur
INDIA
Eicher JV

19 IN-HOUSE MANUFACTURING FACILITIES WORLDWIDE

RJames 3-7-17
29

POLARIS
WE ARE POLARIS

GAAP / NON-GAAP RECONCILIATION SCHEDULES

Reconciliation of GAAP "Reported" Results to "Adjusted" Results (unaudited)

Q4 2016	Reported GAAP Measures				Adjustments		Adjusted Measures			
	Q4 2016	Q4 2015	$ Chg	% Chg	Q4 2016	Q4 2015	Q4 2016	Q4 2015	$ Chg	% Chg
Sales	$1,217,789	$1,105,618	$ 112,171	10%	$ -	-	$1,217,789	$1,105,618	$ 112,171	10%
Gross Profit	312,772	310,274	2,498	1%	8,803 (1)	-	321,575	310,274	11,301	4%
Gross Profit %	*25.7%*	*28.1%*	*-*	*(238) bps*			*26.4%*	*28.1%*	*-*	*(165) bps*
Operating Exp.	233,332	169,072	64,260	38%	(12,651) (2)	-	220,681	169,072	51,609	31%
Net Income	62,581	110,682	(48,101)	(43%)	13,515 (3)	-	76,096	110,682	(34,586)	(31%)
Diluted EPS	$ 0.97	$ 1.66	$ (0.69)	(42%)	$ 0.21	-	$ 1.18	$ 1.66	$ (0.48)	(29%)

FY 2016	Reported GAAP Measures				Adjustments		Adjusted Measures			
	FY 2016	FY 2015	$ Chg	% Chg	FY 2016	FY 2015	FY 2016	FY 2015	$ Chg	% Chg
Sales	$4,516,629	$4,719,290	$(202,661)	(4%)	$ -	-	$4,516,629	$4,719,290	$(202,661)	(4%)
Gross Profit	1,105,623	1,339,042	(233,419)	(17%)	8,803 (1)	-	1,114,426	1,339,042	(224,616)	(17%)
Gross Profit %	*24.5%*	*28.4%*	*-*	*(389) bps*			*24.7%*	*28.4%*	*-*	*(370) bps*
Operating Exp.	833,803	692,206	141,597	20%	(12,651) (2)	-	821,152	692,206	128,946	19%
Net Income	212,948	455,361	(242,413)	(53%)	13,515 (3)	-	226,463	455,361	(228,898)	(50%)
Diluted EPS	$ 3.27	$ 6.75	$ (3.48)	(52%)	$ 0.21	-	$ 3.48	$ 6.75	$ (3.27)	(48%)

Adjustments:
(1) Represents inventory step-up related to the TAP acquisition
(2) Represents the acquisition costs and integration expenses related to the TAP acquisition
(3) The company used its estimated statutory tax rate of ~37% for the non-GAAP adjustments

2017 Adjusted Guidance: 2017 guidance excludes the pre-tax effect of TAP inventory step-up purchase accounting of approx. $15 million, acquisition integration costs of approx. $15 million and the impacts associated with the Victory wind down which could be in a range of $50 to $70 million in 2017. The Company is in the process of finalizing its analysis of the anticipated total costs to wind down the Victory motorcycle business and will provide more clarity as the analysis is completed and the costs are incurred throughout the year. 2017 sales guidance excludes any Victory wholegoods sales as the Company is exiting the brand beginning in 2017.

RJames 3-7-17
30

SAFE HARBOR & NON-GAAP MEASURES  31  RJames 3-7-17  Except for historical information contained herein, the matters set forth in this presentation, including management’s expectations regarding 2017 future sales, shipments, net income, and net income per share, and operational initiatives are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as the Company’s ability to successfully implement its manufacturing operations expansion initiatives, product offerings, promotional activities and pricing strategies by competitors; economic conditions that impact consumer spending; acquisition integration costs; product recalls, warranty expenses; impact of changes in Polaris stock price on incentive compensation plan costs; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.Non-GAAP Measures - Constant Currency Reporting. This presentation includes information regarding the Company’s 2016 actual results and 2017 full year expectations on a constant currency basis, which is a non-GAAP measure, as well as on a GAAP basis. For purpose of comparison, the results on a constant currency basis uses the respective prior year exchange rates for the comparative period to enhance the visibility of the underlying business trends, excluding the impact of translation arising from foreign currency exchange rate fluctuations.This presentation also contains certain non-GAAP financial measures, consisting of “adjusted” gross profit, operating expenses, net income and net income per diluted share” as measures of our operating performance. Management believes these measures may be useful in performing meaningful comparisons of past and present operating results, to understand the performance of its ongoing operations and how management views the business. Reconciliations of adjusted non-GAAP measures to reported GAAP measures are included in the appendix contained in this presentation. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

 32  RJames 3-7-17